Exhibit 99.1

Deloitte & Touche LLP 3 Second Street Suite 301 Harborside Plaza 10 Jersey City, NJ 07302 USA Tel: +1 212 937 8202 www.deloitte.com
Foundation Finance Company LLC
10101 Market Street, Suite B100
Rothschild, Wisconsin 54474

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of retail contracts in connection with the proposed offering of Foundation Finance Trust 2026-1, Asset Backed Notes. Foundation Finance Company LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Contract File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Contract File. Additionally, Citigroup Global Markets Inc. (“Citi”) Goldman Sachs & Co. LLC, Regions Securities LLC, Guggenheim Securities, LLC (collectively, with the Company, the “Specified Parties”) has agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes.  This report may not be suitable for any other purpose.  The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes.  Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On May 15, 2026, representatives of Citi, on behalf of the Company, provided us with a computer-generated retail contract data file and related record layout containing data, as represented to us by the Company, as of the close of business April 30, 2026, with respect to 17,629 retail contracts (the “Statistical Contract File”).

At the Company’s instruction, we randomly selected 100 retail contracts (the “Sample Contracts”) from the Statistical Contract File and performed certain comparisons and recomputations for each of the Sample Contracts relating to the retail contract characteristics (the “Characteristics”) set forth on the Statistical Contract File and indicated below.

Characteristics
1.	Account number (for informational purpose only)	12.	Current principal balance
2.	Loan type (installment or revolving)	13.	Income
3.	Borrower state	14.	Years at residence
4.	Amount financed	15.	Years at employer
5.	Interest rate	16.	Debt to income
6.	Deferred original term	17.	Days delinquent
7.	Same As Cash (“SAC”) original term	18.	Homeowner status
8.	Monthly payment	19.	Deferred remaining term**
9.	Number of original payments*	20.	SAC remaining term (if applicable)
10.	Interest start date	21.	Number of remaining payments
11.	FICO score
*For Sample Contracts with a loan type of “installment” only.
** For Sample Contracts that indicated a deferment period on the Contract that was still effective as of April 30, 2026.

Member of Deloitte Touche Tohmatsu Limited

2
We compared Characteristics 2. through 9. to the corresponding information set forth on or derived from the respective Loan Contract, Assumption Agreement or Updated Financing Disclosures (collectively, the “Contract”).

We compared Characteristics 10. through 17. to the corresponding information set forth on or derived from screen shots from the Company’s servicing system (the “Servicing System Screen Shots”).

We compared Characteristic 18. to the corresponding information set forth on or derived the Servicing System Screen Shots or the “Application for Credit.”

We compared Characteristics 19. through 21. to the corresponding information set forth on or derived from the “Amortization Schedule.”

For purposes of our procedures and at your instruction:

•	with respect to Characteristic 5., differences of 0.03% or less are deemed to be “in agreement;”

•	with respect to Characteristic 9., differences of one payment are deemed to be “in agreement;”

•
with respect to our comparison of Characteristic 11., in those instances where we observed two FICO scores on the Servicing System Screen Shots, we were instructed to use the higher of the two FICO scores for purposes of our comparisons;

•
with respect to our comparison of Characteristics 14. and 15., for Sample Contracts beginning with the number “7”, we were instructed to divide the number of months at residence and number of months at employer, respectively, (each as set forth on the Servicing System Screen Shots) by 12 and round such number to the nearest whole year and compare such result to the years at residence or years at employer, as applicable, set forth on the Statistical Contract File; and

•	with respect to our comparison of Characteristic 16., differences of 0.01% or less are deemed to be “in agreement.”

The retail contract documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Contract Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Contract Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Contract Documents.  In addition, we make no representations as to whether the Contract Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Contracts.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Contract File were found to be in agreement with the above-mentioned Contract Documents, except as indicated in Appendix A. Supplemental information is contained in Appendix B.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the retail contracts underlying the Statistical Contract File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the retail contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

3
It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Contract File.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA.  Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

June 11, 2026

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 11, 2026

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description

1	One difference for homeowner status.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated June 11, 2026

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Contract number	Characteristic	Characteristic set forth on the Statistical Contract File	Characteristic set forth on the Application of Credit

1	70346615	Homeowner status	Not provided	M